SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 2007

The Cheesecake Factory Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road, Calabasas CA		91301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 871-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2007 The Cheesecake Factory Incorporated (the “Company”) entered into an agreement to purchase shares of its common stock from Goldman, Sachs & Co. (“Goldman Sachs”) for an aggregate purchase price of $200 million pursuant to an accelerated stock repurchase program.  The Company had previously issued a press release on March 7, 2007 announcing an increase in the share repurchase authorization of the Company’s stock as well as the intention to secure financing and enter into the repurchase program.  A copy of the press release is attached hereto as Exhibit 99.1.

The number of common shares to be repurchased under the program generally will be based on the volume weighted average share price of the Company’s common stock.  The program is subject to collar provisions that will establish minimum and maximum number of shares based on the volume weighted average share price over an initial hedge period (the “Hedge Period”).  Under the terms of the program, Goldman Sachs will deliver to the Company an initial number of shares of common stock on March 15, 2007 and will deliver a remaining balance of the minimum number of shares upon the completion of the Hedge Period in March or April, 2007.  At the termination of the program, the Company may receive additional common shares, depending on the share price of the Company’s common stock during the term of the program.  The minimum and maximum number of common shares that the Company will repurchase pursuant to the program will not be known until the conclusion of the Hedge Period.  The program will terminate no later than six months following the end of the Hedge Period and may in certain circumstances be accelerated.

A master confirmation, dated March 12, 2007, contains the principal terms and provisions governing the program between the Company and Goldman Sachs, including the mechanism used to determine the number of common shares that will be delivered by Goldman Sachs to the Company, the required timing of delivery of the common shares, the specific circumstances under which Goldman Sachs is permitted to make adjustments to valuation periods, the specific circumstances under which the program may be terminated early, the right of the Company and Goldman Sachs to enter into other transactions pursuant to which the Company would repurchase shares of its common stock, including additional accelerated stock buyback arrangements or open market purchase programs and various customary acknowledgments, representations and warranties.

A supplemental confirmation, dated March 12, 2007, sets forth the specific pricing terms and other provisions relating to the program, including provisions for determining the initial number of common shares to be delivered by Goldman Sachs and the applicable collar, the aggregate purchase price of the repurchased common shares, the period during which Goldman Sachs will establish its hedge position relating to the transaction and the termination date of the program.

The Company has also entered into an unsecured bridge loan credit agreement, dated as of March 12, 2007 (the “Credit Agreement”), by and among the Company and JPMorgan Chase Bank, as administrative agent, and Bank of The West as syndication agent.  The Company expects to borrow an aggregate of $150 million on March 12, 2007 pursuant to the Credit Agreement.  The Company intends to use the proceeds of this borrowing, in addition to $50 million in cash on hand, to finance its obligation to repurchase its shares of common stock under the accelerated stock repurchase program as described above.  Amounts borrowed under the Credit Agreement must be repaid no later than July 12, 2007.  The Company expects to prepay such amounts in April of 2007, following the close of a permanent financing facility.

The Credit Agreement provides for customary representations, warranties, negative and affirmative covenants (including certain financial covenants relating to the Company’s adjusted consolidated net worth and maximum risk to statutory capital ratio), and includes customary events of default and certain cross default provisions.

In addition to applicable facility fees and delayed draw fees, any loan made to the Company by the lenders pursuant to the Credit Agreement will bear interest, at the Company’s option, at a rate equal to either: (i) the Eurodollar Rate plus an Applicable Margin (as defined in the Credit Agreement), or (ii) the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the prime rate as quoted in The Wall Street Journal.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above in “Item 1.01. Entry into a Material Definitive Agreement.” is incorporated herein by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 7, 2007, the Company commenced an offer to amend the exercise prices of certain outstanding and unexercised options that the Company granted under its 1992 Performance Employee Stock Option Plan and its Amended and Restated Year 2000 Omnibus Performance Stock Plan.  The Company made the offer to allow its employees to amend their eligible options in order to eliminate the tax consequences resulting under Section 409A of the Internal Revenue Code.  The Company’s offer expired on March 8, 2007.  Two of the Company’s executive officers, Messrs. Byfuglin and Dixon, elected to accept the offer.  As a result the option exercise prices of certain of their outstanding options were increased as follows:

Option Holder	Number of Securities Underlying Amended Options	Former Exercise Price	New Exercise Price
Max Byfuglin	12,500	$16.31	$16.72

Michael Dixon	4,500	$16.31	$16.72
	10,000	$11.56	$16.28

Except for the amendment of the exercise price, all other terms of these options were unchanged. The Company does not expect to recognize any accounting expense associated with these amendments.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit	Description

99.1	Press release dated March 7, 2007 entitled, “The Cheesecake Factory Announces Additional 10 Million Share Repurchase Authorization; Company to Obtain $200 Million in Financing to Support Repurchase”

Safe Harbor Statement

This Current Report on Form 8-Kpress release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Company’s plans to effect and fund the accelerated share repurchase program.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.  Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements.  The number of shares that the Company may purchase under the program and its planned borrowings are subject to known and unknown risks, including risks beyond the control of the Company.  Forward-looking statements speak only as of the dates on which they were made.  The Company undertakes no obligation to update publicly or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws.  Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements contained in the Company’s filings with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Cheesecake Factory Incorporated

Date: March 13, 2007	By:	/s/ Michael J. Dixon
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 7, 2007 entitled, “The Cheesecake Factory Announces Additional 10 Million Share Repurchase Authorization; Company to Obtain $200 Million in Financing to Support Repurchase”